UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2023

Golden Arrow Merger Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40223	86-1256660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 E. 53rd Street, 13th Floor
New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 430-2214
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one redeemable Warrant	GAMCU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	GAMC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	GAMCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with the preparation of the condensed financial statements of Golden Arrow Merger Corp. (the “Company”) as of and for the quarterly period ended June 30, 2023, the Company’s management identified an error in the Company’s condensed financial statements for the quarterly period ended March 31, 2023. The Company determined that the value of the Company’s convertible promissory notes dated as of February 25, 2022, August 26, 2022 and March 8, 2023 (the “Convertible Promissory Notes”) was incorrectly adjusted to fair value instead of being valued at par value in the Company’s quarterly report on Form 10-Q for the quarterly period ended March 31, 2023 (the “Q1 Form 10-Q”). As a result, management has determined that there should be a reversal of the change in value of the Convertible Promissory Notes that was previously disclosed in the Q1 Form 10-Q.

As a result of the foregoing, on August 16, 2023, the audit committee of the Company’s board of directors concluded, after discussion with the Company’s management, that the Company’s previously issued unaudited interim financial statements and other financial data included in Q1 Form 10-Q should be restated to instead value the Convertible Promissory Notes at par value and should no longer be relied upon. As such, the Company has restated its financial statements for the Q1 Form 10-Q in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023 (the “Q2 Form 10-Q”), which will be concurrently filed with the SEC on August 16, 2023, as described herein.

The Company’s management has concluded that in light of the error described above, a material weakness exists in the Company’s internal control over financial reporting related to the Company’s accounting for complex financial instruments and that, because of this material weakness, the Company’s disclosure controls and procedures were not effective as of June 30, 2023. The Company’s remediation plan with respect to such material weakness is described in more detail in the Q2 Form 10-Q.

The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account established in connection with the Company’s initial public offering.

The Company has discussed the matters disclosed in this Current Report on Form 8-K with its independent registered public accounting firm, WithumSmith+Brown, PC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Arrow Merger Corp.

By:	/s/ Timothy Babich
	Name:	Timothy Babich
	Title:	Chief Executive Officer

Date: August 16, 2023

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